UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2011

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Attached hereto, and incorporated by reference herein, in Exhibits 99.1 through 99.8, are the audited consolidated financial statements and unaudited condensed financial statements of HealthTronics, Inc. (“HealthTronics”), Penwest Pharmaceuticals Co. (“Penwest”), Generics International (US), Inc. (“Qualitest”) and American Medical Systems Holdings, Inc. (“AMS”).

Please refer to Endo Pharmaceuticals Holdings Inc.’s (the “Company’s”) quarterly report on form 10-Q filed on April 29, 2011 for an updated description of the contingencies described in Note 18 to Penwest’s audited consolidated financial statements attached hereto as Exhibit 99.5 and Note 15 to Penwest’s unaudited condensed consolidated financial statements attached hereto as Exhibit 99.6.

(b)	Pro Forma Financial Information.

Attached hereto, and incorporated by reference herein, in Exhibit 99.9, is certain unaudited pro forma condensed combined financial information of the Company and its subsidiaries as of March 31, 2011 and for the fiscal year ended December 31, 2010, the three months ended March 31, 2011, the three months ended March 31, 2010 and the twelve months ended March 31, 2011, which give effect to the acquisitions of HealthTronics, Penwest, Qualitest and AMS.

In connection with the acquisition of AMS (the “AMS Acquisition”) , the Company intends to enter into (i) a senior secured term loan “A” facility in an aggregate principal amount of $1,500.0 million (the “Term Loan A Facility”) (ii) a senior secured term loan “B” facility in an aggregate principal amount of $900.0 million (the “Term Loan B Facility” and, together with the Term Loan A Facility, the “Term Loan Facilities”) and (iii) a multicurrency revolving credit facility with an initial borrowing capacity of $500.0 million (the “Revolving Credit Facility,” and together with the Term Loan Facilities, the “New Credit Facility”) in each case, with Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the lenders party thereto. The AMS Acquisition and the related transactions, including the entry into the New Credit Facility and any borrowings thereunder, the application of the proceeds from a proposed private financing (the “Financing”), the refinancing of the Company’s existing senior secured credit facility (the “Existing Credit Facility”), the refinancing of existing AMS convertible notes due 2036 and 2041 (the “AMS Convertible Notes”) and settlement of AMS options and restricted stock awards, and the payment of any related fees and expenses are referred to in Exhibit 99.9 collectively as the “Transactions.”

The unaudited pro forma condensed combined financial information included in Exhibit 99.9 has been provided for informational purposes only and does not purport to project the future financial position or operating results of the Company.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

23.3	Consent of Independent Registered Public Accounting Firm

23.4	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.2	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.3	Audited Consolidated Financial Statements of HealthTronics, Inc.

99.4	Unaudited Condensed Consolidated Financial Statements of HealthTronics, Inc.

99.5	Audited Consolidated Financial Statements of Penwest Pharmaceuticals Co.

99.6	Unaudited Condensed Consolidated Financial Statements of Penwest Pharmaceuticals Co.

99.7	Audited Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

99.8	Unaudited Condensed Consolidated Financial Statements of Generics International (US), Inc. (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

99.9	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/S/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: May 31, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

23.3	Consent of Independent Registered Public Accounting Firm

23.4	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.2	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc.

99.3	Audited Consolidated Financial Statements of HealthTronics, Inc.

99.4	Unaudited Condensed Consolidated Financial Statements of HealthTronics, Inc.

99.5	Audited Consolidated Financial Statements of Penwest Pharmaceuticals Co.

99.6	Unaudited Condensed Consolidated Financial Statements of Penwest Pharmaceuticals Co.

99.7	Audited Consolidated Financial Statements of Generics International (US), Inc. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

99.8	Unaudited Condensed Consolidated Financial Statements of Generics International (US), Inc. (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on February 14, 2011)

99.9	Unaudited Pro Forma Condensed Combined Financial Information